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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                November 12, 2003
                Date of Report (date of earliest event reported)

                            CYPRESS BIOSCIENCE, INC.
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               (Exact name of Registrant as specified in charter)

            Delaware                       0-12943              22-2389839
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
         incorporation)                                      Identification No.)

                         4350 Executive Drive, Suite 325
                           San Diego, California 92121
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (858) 452-2323

                                       N/A
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          (Former name or former address, if changed since last report)

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Item 12. Results of Operations and Financial Condition.

      On November 12, 2003, we issued a press release announcing financial results for the quarter ended September 30, 2003. The text of this press release is set forth as Exhibit 99.1.

      In accordance with general instructions B.6 of Form 8-K, the information in this report, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CYPRESS BIOSCIENCE, INC.

                                       By: /s/ Jay D. Kranzler
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                                           Jay D. Kranzler
                                           Chief Executive Officer and President

Date: November 12, 2003


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                                INDEX TO EXHIBITS

99.1      Press Release dated November 12, 2003.


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